UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2026

SURF AIR MOBILITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41759	36-5025592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12111 S. Crenshaw Blvd.

Hawthorne, CA 90250

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(424) 332-5480

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	SRFM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on June 30, 2026, Surf Air Mobility Inc. (the “Company”) entered into an Omnibus Amendment and Exchange Agreement (the “Exchange Agreement”) with one of its current lenders and an institutional investor pursuant to which the Company and such lender agreed to exchange the existing Senior Secured Convertible Note due 2028, with an initial aggregate principal amount of $74 million issued on November 12, 2025 (the “Prior Note”). Pursuant to the Exchange Agreement, the Prior Note, with a current outstanding principal balance of $46,857,142.89 would be exchanged for (i) a new Senior Secured Convertible Note due 2027, with an aggregate principal amount of $16,857,142.89 (the “New Convertible Note”) and (ii) a new Senior Secured Term Note due 2028, with an aggregate principal amount of $30,000,000 (the “New Term Note” and collectively, the “New Notes”).

On July 1, 2026, the Company closed on the transactions contemplated by the Exchange Agreement and issued the New Notes.

Item 7.01 Regulation FD Disclosure.

On June 26, 2026, the Company issued a press release via announcing the launch of an electric aircraft demonstration program in Hawaiʻi in partnership with BETA Technologies, with Hawaiian Airlines supporting evaluation activities. The press release contained a subheader stating that the Company "became the first Part 135 operator to commercialize electric passenger flights for scheduled service and On Demand charter." This statement was inaccurate.

The correct statement is that the Company plans to be the first Part 135 operator to commercialize electric passenger flights for scheduled service and On Demand charter.

The Company is voluntarily furnishing this Current Report on Form 8-K to correct the foregoing statement and to ensure broad public dissemination of accurate information. This information has also been posted to the "Investor Relations" section of the Company's website at https://investors.surfair.com/news/.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURF AIR MOBILITY INC.

Date: July 2, 2026	By:	/s/ Deanna White
	Name:	Deanna White
	Title:	Chief Executive Officer